EXECUTION COPY
AMENDMENT NO. 1
Dated as of June 3, 2016
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of July 27, 2015
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 3, 2016 by and among Vonage America Inc., a Delaware corporation (“Vonage America”), Vonage Holdings Corp., a Delaware corporation (“Holdings” and, together with Vonage America, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Amended and Restated Credit Agreement dated as of July 27, 2015 by and among the Borrowers, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise     defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments and make certain amendments to, the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)
    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Applicable Rate” means, for any day, with respect to any Eurocurrency Revolving Loan, any Eurocurrency Term Loans, any ABR Revolving Loan, any ABR Term Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “ABR Spread” or “Commitment Fee Rate”, as the case may be, based upon the Consolidated Leverage Ratio determined on the last day of the most recently completed Measurement Period in respect of which Financials have been delivered pursuant to Section 5.01:

CH\2306366.8

	Consolidated Leverage Ratio:	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1:	< 0.75 to 1.00	2.50%	1.50%	0.35%
Category 2:	≥ 0.75 to 1.00 but < 1.50 to 1.00	2.75%	1.75%	0.375%
Category 3:	≥ 1.50 to 1.00 but < 2.50 to 1.00	3.00%	2.00%	0.40%
Category 4:	≥ 2.50 to 1.00	3.25%	2.25%	0.45%

For purposes of the foregoing,
(i)    if at any time the Borrowers fail to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, Category 4 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable;
(ii)    adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and
(iii)    notwithstanding the foregoing, Category 3 shall be deemed to be applicable from and after the Amendment No. 1 Effective Date until the Administrative Agent’s receipt of the applicable Financials for Holdings’ first fiscal quarter ending after the Amendment No. 1 Effective Date (unless such Financials demonstrate that Category 4 should have been applicable during such period, in which case such other Category shall be deemed to be applicable during such period) and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs.
(b)
    The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is amended to (i) delete the word “initial” appearing therein and (ii) insert the phrase “as of the Amendment No. 1 Effective Date” immediately after the words “Lender’s Commitment” appearing therein.
(c)
    The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to restate clause (d) thereof to read as “(d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.”
(d)
    The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended to replace the reference to “July 27, 2019” appearing therein with “June 3, 2020”.
(e)
    The definition of “Permitted Qualifying Indebtedness” set forth in Section 1.01 of the Credit

Agreement is amended to (i) replace the reference to “2.25” appearing therein with “2.75” and (ii) replace the reference to “2.50” appearing therein with “3.00”.
(f)
    The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is amended to restate the last sentence thereto in its entirety to read as follows:
The aggregate amount of the Revolving Lenders’ Revolving Commitments on the Amendment No. 1 Effective Date is $325,000,000.
(g)
    The definition of “Sanctioned Person” set forth in Section 1.01 of the Credit Agreement is amended to replace the phrase “the European Union or any EU member state” appearing therein with the phrase “the European Union, any EU member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority”.
(h)
    The definition of “Sanctions” set forth in Section 1.01 of the Credit Agreement is amended to insert the phrase “or other relevant sanctions authority” immediately after the words “United Kingdom” appearing therein.
(i)
    The definition of “Term Loan Commitment” set forth in Section 1.01 of the Credit Agreement is amended to (i) replace the phrase “make Term Loans” appearing therein with the phrase “make supplemental Term Loans” in each instance and (ii) replace the phrase “$100,000,000 on the Effective Date” appearing therein with “$36,250,000 on the Amendment No. 1 Effective Date”.
(j)
    Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:
“Amendment No 1. Effective Date” means June 3, 2016.
“Amendment No. 1 Term Loans” has the meaning assigned to such term in Section 2.01.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(k)
    Section 2.01 of the Credit Agreement is amended to insert the following sentences immediately prior to the second to last sentence appearing therein:
In addition, each Term Lender with a Term Loan Commitment on the Amendment No. 1 Effective Date agrees to make a supplemental Term Loan to the Borrowers in Dollars on the Amendment No. 1 Effective Date, in an amount equal to such Lender’s Term Loan Commitment on the Amendment No. 1 Effective Date by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent (such Term Loans, the “Amendment No. 1 Term Loans”). It is hereby understood and agreed by all parties hereto that the loans referred to in the immediately foregoing sentence of this Section shall constitute and be deemed to be “Term Loans” for all purposes of this Credit Agreement.
(l)
    Section 2.07(a) of the Credit Agreement is amended to replace the phrase “The Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting amounts so received, in like funds,” with the phrase “Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent”.
(m)
    Section 2.09 of the credit agreement is amended to restate clause (a) thereof to read as follows:
(a)    Unless previously terminated pursuant to the terms of this Agreement, (i) the Term Loan Commitments in respect of the Term Loans being made on the Amendment No. 1 Effective Date shall terminate at 3:00 p.m. (New York City time) on the Amendment No. 1 Effective Date and (ii) all other Commitments shall terminate on the Maturity Date
(n)
    Section 2.10 of the Credit Agreement is amended to (i) add the phrase “following the Amendment

No. 1 Effective Date” immediately after the word “December” appearing therein and (ii) replace the reference to “$3,750,000” appearing therein with “$4,687,500”.
(o)
    Section 2.20 of the Credit Agreement is amended to replace the reference to “$90,000,000” appearing therein with “$100,000,000”.
(p)
    Section 2.22 of the Credit Agreement is amended to add the words “or a Bail-In Action” immediately after the words “a Bankruptcy Event” appearing therein.
(q)
    Article III of the Credit Agreement is amended to add a new Section 3.24 thereto immediately at the end thereof as follows:
Section 3.24 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.
(r)
    Section 6.03(g)(iii) of the Credit Agreement is amended to (i) replace the reference to “2.25” appearing therein with “2.75” and (ii) replace the reference to “2.50” appearing therein with “3.00”.
(s)
    Section 6.03(h) of the Credit Agreement is amended to replace the reference to “1.75” appearing therein with “2.00”.
(t)
    Section 6.06(e) of the Credit Agreement is amended to replace the reference to “1.50” appearing therein with “2.00”.
(u)
    Section 6.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
(a) Permit the Consolidated Leverage Ratio as of (i) the end of the fiscal quarter of Holdings ending June 30, 2016 and for each of the three (3) consecutive fiscal quarters ending immediately thereafter, to be greater than 3.25 to 1.00 and (ii) the end of any fiscal quarter of Holdings, commencing with the fiscal quarter ending June 30, 2017, to be greater than 2.75 to 1.00; provided that Holdings may, by written notice to the Administrative Agent for distribution to the Lenders, in no event more than one (1) time after the Amendment No. 1 Effective Date, elect to increase the maximum Consolidated Leverage Ratio permitted under this Section 6.11(a) to 3.25 to 1.00 as of the end of a Specified Quarter and the three (3) consecutive fiscal quarters ending immediately following such Specified Quarter (such period, the “Adjusted Covenant Period”) (it being understood and agreed that following the end of the Adjusted Covenant Period, the maximum Consolidated Leverage Ratio permitted under this Section 6.11(a) shall revert to 2.75 to 1.00 as of the end of each subsequent fiscal quarter).
(v)
    Section 6.15 of the Credit Agreement is amended to replace the reference to “1.50” appearing therein with “2.00”.

(w)
    Article IX of the Credit Agreement is amended to add a new Section 9.18 thereto immediately at the end thereof as follows:
9.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)
    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
    a reduction in full or in part or cancellation of any such liability;
(ii)
    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(x)
    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
(y)
    Santander Bank, N.A. is hereby designated as a Documentation Agent and Joint Lead Arranger in respect of the credit facilities evidenced by the Credit Agreement as amended hereby. Accordingly, (i) the cover page of the Credit Agreement is amended to (x) replace the word “and” appearing after “SILICON VALLEY BANK” with a comma in each instance and (y) insert the words “and SANTANDER BANK, N.A.” immediately after the words “SUNTRUST BANK” in each instance, (ii) the introductory paragraph to the Credit Agreement is amended to (x) replace the word “and” appearing after “SILICON VALLEY BANK” with a comma and (y) insert the words “and SANTANDER BANK, N.A.” immediately after the words “SUNTRUST BANK”, (iii) the definition of “Documentation Agent” in Section 1.01 of the Credit Agreement is amended to (x) replace the word “and” appearing after “Silicon Valley Bank” with a comma and (y) insert the words “and Santander Bank, N.A.” immediately after the words “SunTrust Bank” and

(iv) the definition of “Joint Lead Arranger” in Section 1.01 of the Credit Agreement is amended to (x) replace the word “and” appearing after “Silicon Valley Bank” with a comma and (y) insert the words “and Santander Bank, N.A.” immediately after the words “SunTrust Bank”.
2.
    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)
    The Administrative Agent (or its counsel) shall have received counterparts of (i) this Amendment duly executed by the Borrowers, each of the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Guarantors.
(b)
    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date) of Weil, Gotshal & Manges LLP, counsel for the Loan Parties, reasonably satisfactory to the Administrative Agent. Holdings hereby requests such counsel to deliver such opinion.
(c)
    The Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)
    The Administrative Agent shall have received, for the account of each applicable Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.
(e)
    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents to the extent earned, due and owing and otherwise reimbursable pursuant to the terms of the Credit Agreement or this Amendment and otherwise invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date.
(f)
    The Administrative Agent shall have administered such reallocations, sales, assignments, transfers (or other relevant actions in respect) of each Lender’s Applicable Percentage of the relevant Class of Credit Exposure under the Credit Agreement as are necessary in order that each relevant Class of Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of such Class of Credit Exposure under the Credit Agreement as amended hereby. The Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this clause (f), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

3.
    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)
    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(b)
    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct as of such specified earlier date; provided, that the materiality qualifier set forth in this paragraph (b) shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
4.
    Reference to and Effect on the Credit Agreement.
(a)
    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)
    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)
    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)
    This Amendment is a Loan Document.
5.
    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.
    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VONAGE AMERICA INC.
VONAGE HOLDINGS CORP.,
each as a Borrower

By:__/s/ Randy K. Rutherford__________________
Name: Randy K. Rutherford
Title: Assistant Secretary

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:_______ /s/ Justin Burton _______
Name: Justin Burton
Title: Vice President

CITIZENS BANK, N.A.,
as a Lender

By:_______ /s/ William M. Clossey___________
Name: William M. Clossey
Title: Senior Vice President

FIFTH THIRD BANK,
as a Lender

By:_____ /s/ Neil Kiernan __________
Name: Neil Kiernan
Title: Managing Director

MUFG UNION BANK, N.A.,
as a Lender

By:_____ /s/ David Hill_________________
Name: David Hill
Title: Director

SILICON VALLEY BANK,
as a Lender

By:______ /s/ Michael Shuhy _____________
Name: Michael Shuhy
Title: Director

SUNTRUST BANK,
as a Lender

By:________ /s/ Hays Wood __________
Name: Hays Wood
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:_____ /s/ David A. Wild ______________
Name: David A. Wild
Title: Senior Vice President

SANTANDER BANK, N.A.,
as a Lender

By:______ /s/ Jay Klatsky ___________
Name: Jay Klatsky
Title: Senior Vice President

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender

By:________ /s/ Jason Campbell_____________
Name: Jason Campbell
Title: Vice President

FIRST NIAGARA BANK, N.A.,
as a Lender

By:_______ /s/ Troy Jellerette_____________
Name: Troy Jellerette
Title: Vice President

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Credit Agreement dated as of July 27, 2015 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Vonage America Inc., Vonage Holdings Corp., the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of June 3, 2016 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: June 3, 2016
[Signature Page Follows]

VONAGE HOLDINGS CORP.
VONAGE AMERICA INC.
VONAGE WORLDWIDE INC.
VONAGE INTERNATIONAL INC.
VONAGE APPLICATIONS INC.
VONAGE WIRELESS INC.
VONAGE BUSINESS INC.
VONAGE BUSINESS NETWORKS, INC.

By: ___/s/ Randy K. Rutherford ________
Name: Randy K. Rutherford
Title: Assistant Secretary

SCHEDULE 2.01
COMMITMENTS

LENDER	REVOLVING COMMITMENT	OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS AS OF AMENDMENT NO. 1 EFFECTIVE DATE PRIOR TO THE FUNDING OF THE SUPPLEMENTAL TERM LOANS ON SUCH DATE	SUPPLEMENTAL TERM LOAN COMMITMENT AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE
JPMORGAN CHASE BANK, N.A.	$43,333,333.34	$12,678,571.46	$3,988,095.20
CITIZENS BANK, N.A.	$43,333,333.33	$12,678,571.42	$3,988,095.25
FIFTH THIRD BANK	$36,111,111.11	$10,142,857.14	$3,746,031.75
MUFG UNION BANK, N.A.	$36,111,111.11	$10,142,857.14	$3,746,031.75
SILICON VALLEY BANK	$36,111,111.11	$10,142,857.14	$3,746,031.75
SUNTRUST BANK	$36,111,111.11	$10,142,857.14	$3,746,031.75
KEYBANK NATIONAL ASSOCIATION	$28,888,888.89	$8,875,000.00	$2,236,111.11
SANTANDER BANK, N.A.	$36,111,111.11	$7,607,142.86	$6,281,746.03
CAPITAL ONE NATIONAL ASSOCIATION	$18,055,555.56	$3,803,571.42	$3,140,873.02
FIRST NIAGARA BANK, N.A.	$10,833,333.33	$2,535,714.28	$1,630,952.39
AGGREGATE COMMITMENTS AND OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS AS OF AMENDMENT NO. 1 EFFECTIVE DATE	$325,000,000	$88,750,000	$36,250,000

Signature Page to Amendment No. 1 to
Amended and Retsated Credit Agreement dated as of July 27, 2015
Vonage America Inc. and Vonage Holdings Corp.